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Exhibit 32.1

Certification Of
Principal Executive Officer
Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

        In connection with the Annual Report of ContraVir Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Sapirstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: September 29, 2014	/s/ JAMES SAPIRSTEIN Chief Executive Officer (Principal Executive Officer)

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  Exhibit 32.1
Certification Of Principal Executive Officer Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002